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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 9, 2008


                                AMERIANA BANCORP
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               (Exact name of registrant as specified in charter)

        INDIANA                           0-18392                 35-1782688
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(State or other jurisdiction      (Commission File Number)    (I.R.S. Employer
    of incorporation)                                        Identification No.)


                2118 BUNDY AVENUE, NEW CASTLE, INDIANA 47263-1048
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (765) 529-2230
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   OTHER EVENTS
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      On January 9, 2008, Ameriana Bancorp (the "Company"), the holding company for Ameriana Bank, SB, announced plans to open a new full-service banking center in Fishers, Indiana. Subject to the receipt of regulatory approval, the Company expects the Fishers banking center to open in September 2008. For more information, reference is made to the Company's press release dated January 9, 2008, a copy of which is attached to this Report as Exhibit 99.1 and is furnished herewith.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS
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      (a)   Financial Statements of Businesses Acquired: Not applicable

      (b)   Pro Forma Financial Information:  Not applicable

      (c)   Shell Company Transactions:  Not applicable

      (d)   Exhibits

            Number            Description
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            99.1              Press Release dated January 9, 2008

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     AMERIANA BANCORP



Dated: January 10, 2008              By: /s/ Jerome J. Gassen
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                                         Jerome J. Gassen
                                         President and Chief Executive Officer